SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                           FORM 8-K/A

                AMENDMENT NO. 1 TO CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  December 18, 1996


                  MODINE MANUFACTURING COMPANY
----------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
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   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
---------------------------------------------    ----------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including
area code:                                       (414) 636-1200
                                                ----------------


                         NOT APPLICABLE
----------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



           An Exhibit Index appears on Page 2 herein.







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     The undersigned registrant hereby amends the following
items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated December 18, 1996 as set forth in Item 5 below:

     Item 5.   Other Information.
               -----------------

     The par value of a share of Series A Participating Preferred
Stock was incorrectly stated in the Form 8-K dated December 18, 1996. The correct par value of a share of Series A Participating Preferred Stock is $0.025 per share.

     Item 7.   Financial Statements and Exhibits.
               ---------------------------------

     (c)  Exhibits

Reference Number
Per Item 601 of
Regulation S-K                                                 Page
-----------------                                             ------

    1                 Not Applicable

    2                 Not Applicable

    4(a)              Rights Agreement dated as of
                      October 16, 1986 between the
                      Registrant and the First National
                      Bank of Chicago (Rights Agent)
                      (filed by reference to the Exhibit
                      contained in the Registrant's
                      Annual Report on Form 10-K for the
                      fiscal year ended March 31, 1997).

    4(b)(i)           Rights Agreement Amendment No. 1
                      dated as of January 18, 1995 between
                      the Registrant and First Chicago
                      Trust Company of New York (Rights
                      Agent) (filed by reference to the
                      exhibit contained within the
                      Registrant's Current Report on
                      Form 8-K dated January 13, 1995).

    4(b)(ii)          Rights Agreement Amendment No. 2
                      dated as of January 18, 1995 between
                      the Registrant and First Chicago Trust
                      Company of New York (Rights Agent)
                      (filed by reference to the exhibit
                      contained within the Registrant's
                      Current Report on Form 8-K dated
                      January 13, 1995).

    4(b)(iii)         Rights Agreement Amendment No. 3
                      dated as of October 15, 1996, between
                      the Registrant and First Chicago Trust
                      Company of New York (Rights Agent)

Reference Number
Per Item 601 of
Regulation S-K                                                 Page
-----------------                                             ------


                      (filed by reference to the exhibit
                      contained within the Registrant's
                      Quarterly Report on Form 10-Q dated
                      December 26, 1996).

                      Note:  The amount of long-term debt
                      authorized under any instrument
                      defining the rights of holders of
                      long-term debt of the Registrant,
                      other than as notedabove, does not
                      exceed ten percent of the total
                      assets of the Registrant and its
                      subsidiaries on a consolidated
                      basis.  Therefore, no such
                      instruments are required to be
                      filed as exhibits to this Form 8-K/A.
                      The Registrant agrees to furnish
                      copies of such instruments to the
                      Commission upon request.

   16                 Not applicable

   17                 Not applicable

   20                 Not applicable

   23                 Not applicable

   24                 Not applicable

   27                 Not applicable


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 1998.

                                   MODINE MANUFACTURING COMPANY
                                   (Registrant)



                                   By: W. E. PAVLICK
                                      -------------------------------
                                        W. E. Pavlick,
                                        Senior Vice President,
                                        General Counsel and Secretary

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